AEGON/TRANSAMERICA SERIES TRUST

Van Kampen Emerging Growth

Supplement dated September 7, 2005 to the Prospectus dated May 1, 2005, as previously supplemented

The following information supplements, amends and replaces the information in the Prospectus regarding Van Kampen Emerging Growth (the “Portfolio”):

At a meeting held on July 26, 2005, the Board of Trustees of AEGON/Transamerica Series Trust approved certain changes to the principal investment strategies of the Portfolio to permit investment of the Portfolio’s assets in securities of medium-sized issuers, as well as a change of the Portfolio’s name to “Van Kampen Mid-Cap Growth.”

Accordingly, effective November 1, 2005, all references to the Portfolio’s old name in the Prospectus are hereby changed to “Van Kampen Mid-Cap Growth.” In addition, effective November 1, 2005, the first three paragraphs under the section entitled “Principal Investment Strategies” on page VKEG-1 of the Prospectus are hereby replaced by the following information:

Under normal market conditions, the Portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio’s sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. VKAM focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, VKAM studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. VKAM generally considers selling a Portfolio investment when it determines that the investment no longer satisfy its investment criteria.

The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio’s investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio’s total assets in issuers that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

Effective November 1, 2005, the last sentence of the last paragraph under the section entitled “Principal Investment Strategies” on page VKEG-1 of the Prospectus is hereby replaced by the following sentence:

By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Effective November 1, 2005, the side-bar on page VKEG-1 of the Prospectus is hereby deleted and replaced with the following side-bar:

This portfolio may be appropriate for the investor who seeks capital appreciation over the long-term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

Effective November 1, 2005, the paragraph titled “Emerging Growth Companies” under the section entitled “Primary Risks” on page VKEG-1 of the Prospectus is hereby deleted, and the following information is hereby added after the paragraph titled “Stocks”:

Medium Sized Companies

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

Foreign Securities

Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

Emerging Markets Risk

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Convertible Securities

Convertible Securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

Preferred Stocks

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

Warrants and Rights

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

The following information is added after the discussion titled “Investing in Futures Options and Derivatives” under the section entitled “Explanation of Strategies and Risks” on page 5 of Appendix A to the Prospectus:

INVESTING IN SMALL- AND MID-CAP COMPANIES

Investments in securities of small- and mid-cap companies carry greater risks because they are often newer and less established than larger companies. Small- and mid-cap companies tend to depend on one or a few key managers, and they often have more limited product lines, distribution channels and financial resources, and a more limited trading market for their stocks. As a result, stocks of small- and mid-cap companies tend to be more volatile and less liquid than those of larger companies, and may decline more sharply than the stocks of larger, more established companies or the stock market in general. Small and mid-cap companies have historically gone through periods of weaker performance as compared to larger companies.

Effective November 1, 2005, the first and second paragraphs of the discussion titled “Portfolio Managers” under the section entitled “Management” on page VKEG-3 of the Prospectus are hereby replaced by the following information:

The Portfolio is managed by members of the VKAM’s U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis Lynch and David Cohen, each a Managing Director, Sam Chainani, an Executive Director, and Alexander Norton, a Vice President.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM’s U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM. Mr. Cohen has worked for VKAM since 1993 and joined VKAM’s U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM. Mr. Chainani has worked for VKAM since 1996 and joined VKAM’s U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM. Mr. Norton has worked for VKAM since 1999 and joined

VKAM’s U.S. Growth Team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the Portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the Portfolio.